Long-Term Investments - Schedule of Investments in Unconsolidated Entities (Details) - USD ($)		Mar. 31, 2026	Mar. 31, 2025
Equity method investment:
Total		$ 129,127	$ 137,804
Huafu IKE International Education Consultant (Beijing) Co., Ltd.[Member]
Equity method investment:
Equity method investment	[1]	144,970	137,804
Share of net loss of investee	[1]	$ (15,843)

[1]	On April 12, 2023, the Company signed an cooperate contract with Beijing IKE Kids education consultant Co., Ltd. invested RMB 1.0 million (approximately $0.14 million as of March 31, 2026) in exchange for 20% equity interest of the new established company Huafu IKE International Education Consultant (Beijing) Co., Ltd., the company accounted for it as an equity method investment in accordance with ASC 323, as the Company retained significant influence over Beijing IKE Kids education consultant Co., Ltd.